UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: August 11, 2003
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

     On August 11, 2003, Countrywide Financial Corporation issued a press release announcing information regarding its operational statistics for the month ended July 31, 2003.

      A copy of the press release is attached as an Exhibit. (Exhibit 99.8)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: August 11, 2003	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.8	Press Release issued by Countrywide Financial Corporation pertaining to its results of operational statistics for the month ended July 31, 2003.

Exhibit 99.8

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	Jennifer Sandefur Lisa Riordan (818) 225-3550

COUNTRYWIDE REPORTS JULY OPERATIONAL DATA
-- MONTHLY LOAN FUNDINGS REACH AN ALL-TIME HIGH OF $52 BILLION --
-- YEAR-TO-DATE FUNDINGS SURPASS $284 BILLION, EXCEEDING TOTAL PRODUCTION FOR 2002 --
-- SERVICING PORTFOLIO HITS A NEW MILESTONE AT $577 BILLION --
-- PIPELINE REMAINS STRONG AT $70 BILLION --

CALABASAS, CA (August 11, 2003) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended July 31, 2003. Operational highlights for July included the following:

  Average daily application volume remained strong at $2.5 billion, a gain of 85 percent over last year and an indication of robust near-term production opportunities.
  Loan fundings for the month reached an all-time high of $52 billion, the first time monthly loan fundings exceeded the $50 billion mark. This record performance is up 7 percent over the benchmark set in June and up 203 percent over the prior year. Year-to-date, loan fundings have surpassed $284 billion, over $30 billion more than the total fundings produced for all of calendar 2002.
  Monthly purchase fundings continued to increase, reaching $13.4 billion, up 63 percent over the amount funded in July 2002. o The mortgage pipeline closed at $70 billion, an expected decline from last month but still the third highest level in the Company's history.
  The servicing portfolio continued its uninterrupted climb, reaching $577 billion, which is nearly $200 billion greater than July 2002.
  Securities trading volume at Countrywide Securities Corporation, a regulated broker-dealer, set a new benchmark at $327 billion, marking the first time monthly trading volume exceeded $300 billion and breaking last month’s record level by 11 percent. Year-to-date, trading volume reached $1.8 trillion, advancing 78 percent over the seven months for 2002.

(more)

2-2-2

  Total assets at Countrywide Bank, a division of Treasury Bank, NA, rose to $14 billion, an increase of 8 percent from last month and 281 percent greater than July 2002.
  Net earned premiums at the Insurance carriers -- Balboa Life & Casualty and Balboa Reinsurance -- reached a new high of $65 million, rising 38 percent over last year, and now exceed $400 million year-to-date.
  Sub-servicing volume at Global Home Loans now stands at $93 billion, up 52 percent from $61 billion in July 2002.

“The third quarter of 2003 commenced with strong operational results,” said Stanford L. Kurland, Chief Operating Officer. “Fundings remained strong, reaching an all-time high of $52 billion, driven by our large pre-existing pipeline, our scalable production platform and the current interest rate environment. Rising rates encouraged applicants who were ‘timing the market’ to refinance, as well as brought ‘last-minute shoppers’ into the market, as evidenced by continued high levels of application activity this month. While we expect robust production volume to continue through the third quarter, demonstrated by our strong pipeline, we also expect volume to taper off in the fourth quarter as previously disclosed. The decline in production volume and related earnings are expected to be offset through the performance of the Company’s ‘macro-hedge’ strategy. The macro-hedge strategy balances the counter-cyclical Production and Servicing operations to moderate the impact of interest rate volatility on earnings. As such, Servicing earnings are expected to significantly improve when rates rise and additional impairment is no longer incurred.

“Additionally, the Company manages its exposure to rapid interest rate hikes through the utilization of its ‘pipeline and inventory hedging’ strategy,” Kurland continued. “This strategy is designed to protect the Company’s risk exposure in cases of loan applications in process, where we have provided an interest rate lock commitment, and mortgage loan inventory pending sale. To manage the risk of loss, Countrywide hedges at the point of loan application by selling forward mortgage-backed securities (MBS) based on an expected closing ratio. To protect against changes in closing ratios driven by changes in interest rates, Countrywide purchases options on MBS or Treasury futures contracts. This hedging strategy has a long track record of success in protecting against rising or falling interest rates, and continues to work effectively in the current environment.

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3-3-3

“Countrywide’s performance in a post-refi environment is also expected to be buoyed by our increasing market share in mortgage banking, further penetration of the purchase market, and the growth of our Diversified Businesses,” Kurland explained. “Countrywide has continued to gain share in both the origination and servicing sectors of the market, advancing to a 13.3 percent share in originations and an 8.2 percent share in servicing for the second quarter, according to Inside Mortgage Finance. This compares to 8.9 percent and 6.2 percent, respectively, last year. Diversified earnings represented 35 percent of total pre-tax earnings in the second quarter, an increase of 10 percentage points from the same period a year ago. July’s monthly operational metrics for the Diversified Businesses -- Banking, Capital Markets, Insurance, and Global -- further demonstrate our success in growing these business lines.”

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; Countrywide Insurance Services, Inc., a national insurance agency offering home-related insurance products; and Global Home Loans, a European mortgage banking joint venture in which Countrywide holds a majority interest. For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                           July               July           Year-to-Date
                                                           2003               2002
                                                       --------------     --------------     -------------

MORTGAGE BANKING
----------------
Production
   Average Daily Loan Applications                            $2,529             $1,366            $2,592
   Total Mortgage Loan Pipeline (loans in process)           $70,377            $31,089

   Consumer Markets Divisions' Fundings                      $12,911             $4,808           $67,654
   Wholesale Lending Division Fundings                        10,531              4,841            62,495
   Correspondent Lending Division Fundings                    24,258              6,802           134,957
   Capital Markets Fundings                                    2,884                655            12,443
   Treasury Bank Fundings (2)                                  1,255                 18             6,903
                                                       -------------- --- --------------     -------------
      Total Loan Fundings                                    $51,839            $17,124          $284,452

Purchase Fundings (3)                                        $13,352             $8,194           $70,157
Non-purchase Fundings (3)                                    $38,487             $8,930          $214,295

Home Equity Fundings                                          $1,701             $1,008            $9,558
Subprime Fundings                                             $1,726               $729            $9,305

Loan Closing Services (units)
   Credit Reports                                            624,949            414,583         4,199,459
   Flood Determinations                                      308,255            188,910         2,064,482
   Appraisals                                                 68,677             39,734           424,666
   Automated Property Valuation Services                     416,691            166,611         2,225,098
   Other                                                      12,791              9,022            86,355
                                                       -------------- --- --------------     -------------
      Total Units                                          1,431,363            818,860         9,000,060

Servicing (4)
   Volume                                                   $576,670           $382,973
   Units                                                   4,678,947          3,552,931
   Prepayments in Full                                       $33,361             $8,523          $152,420
   Bulk Servicing Acquisitions                                  $345               $543            $2,978
   Portfolio Delinquency (%) - CHL (5)                         3.78%              4.48%
   Foreclosures Pending (%) - CHL (5)                          0.46%              0.54%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                              July                July             Year-to-Date
                                              2003                2002
                                          ---------------    ----------------    -----------------

INSURANCE
---------
Net Premiums Earned
   Carrier                                           $54                 $40                 $334
   Reinsurance                                       $11                  $7                  $70

CAPITAL MARKETS
---------------
   Securities Trading Volume (6)                $326,751            $162,382           $1,778,642

BANKING
-------
   Assets held by Treasury Bank (billions)         $14.1                $3.7

Working Days                                          22                  22                  147
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                             YTD
                                    Jul-02   Aug-02   Sep-02     Oct-02     Nov-02    Dec-02    Jan-03     Feb-03    Mar-03    Apr-03     May-03    Jun-03    Jul-03        Total
                                    ------   ------   ------     ------     ------    ------    ------     ------    ------    ------     ------    ------    ------        -----
MORTGAGE BANKING
----------------
Loan Production
Working Days                             22      22         20         23        20        21         21        19        21         22        21        21         22          147
Average Daily Applications           $1,366  $1,695     $2,062     $1,962    $2,196    $1,870     $2,001    $2,192    $2,687     $2,286    $3,190    $3,243     $2,529       $2,592
Mortgage Loan Pipeline              $31,089  $42,122   $51,259    $51,816   $54,776   $49,121    $48,218   $49,347   $59,005    $56,516   $74,086   $82,490    $70,377
(loans-in-process)

Consumer Markets Divisions'          $4,808  $5,981     $6,810     $8,294    $7,714    $8,190     $7,284    $7,273    $8,971    $10,251    $9,486   $11,478    $12,911      $67,654
Fundings
Wholesale Lending Division           $4,841  $6,119     $6,788     $8,175    $7,546    $8,351     $7,508    $6,841    $8,896     $9,721    $8,481   $10,517    $10,531      $62,495
Fundings
Correspondent Lending Division       $6,802  $8,491    $10,981    $16,781   $15,327   $17,613    $17,489   $15,203   $17,130    $19,644   $18,484   $22,749    $24,258     $134,957
Fundings
Capital Markets Fundings               $655    $541       $665     $1,264    $1,449      $903     $1,120    $1,040    $1,914     $1,357    $1,897    $2,231     $2,884      $12,443
Treasury Bank Fundings (1)              $18     $58        $77       $146      $174      $176       $274      $516      $944     $1,277    $1,174    $1,463     $1,255       $6,903
                                    -------- ------- ---------- ---------- --------- --------- ---------- --------- --------- ---------- --------- --------- ---------- -- ---------
Total Loan Fundings                 $17,124  $21,190   $25,321    $34,660   $32,210   $35,233    $33,675   $30,873   $37,855    $42,250   $39,522   $48,438    $51,839     $284,452

Purchase Fundings (2)                $8,194  $8,305     $7,760     $9,388    $7,749    $8,757     $7,766    $6,629    $9,513     $9,576   $10,183   $13,138    $13,352      $70,157
Non-purchase Fundings (2)            $8,930  $12,885   $17,561    $25,272   $24,461   $26,476    $25,909   $24,244   $28,342    $32,674   $29,339   $35,300    $38,487     $214,295

Government Fundings                  $1,302  $1,553     $1,682     $2,139    $1,865    $1,977     $1,683    $1,614    $1,984     $2,296    $2,251    $2,700     $2,790      $15,318
ARM Fundings                         $2,763  $3,494     $3,436     $3,777    $3,771    $4,223     $3,976    $4,018    $5,839     $6,739    $6,369    $7,376     $8,573      $42,890
Home Equity Fundings                 $1,008  $1,028     $1,012     $1,121    $1,065    $1,167     $1,106    $1,096    $1,280     $1,445    $1,375    $1,555     $1,701       $9,558
Subprime Fundings                      $729    $709       $962     $1,002    $1,032    $1,169     $1,114      $901    $1,308     $1,208    $1,608    $1,440     $1,726       $9,305

Loan Closing Services (units):
Credit Reports                      414,583  475,013   469,839    514,394   437,052   385,059    507,283   473,292   611,346    583,797   696,983   701,809    624,949     4,199,459
Flood Determinations                188,910  224,272   239,160    265,712   237,244   221,390    258,705   249,014   286,471    271,860   330,951   359,226    308,255     2,064,482
Appraisals                           39,734  46,962     48,213     60,342    52,369    51,813     52,008    48,472    63,395     61,060    60,867    70,187     68,677      424,666
Automated Property Valuation        166,611  240,919   238,522    308,463   260,655   202,529    164,795   177,317   324,231    331,797   412,313   397,954    416,691     2,225,098
Services
Other                                 9,022  10,331     10,237     13,326    11,860    14,094     12,302    11,856    13,096     12,494    12,275    11,541     12,791       86,355
                                    -------- ------- ---------- ---------- --------- --------- ---------- --------- --------- ---------- --------- --------- ---------- -- ---------
                                    818,860  997,497 1,005,971  1,162,237   999,180   874,885    995,093   959,951  1,298,539 1,261,008  1,513,389 1,540,717 1,431,363     9,000,060
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                YTD
                                       Jul-02     Aug-02    Sep-02    Oct-02     Nov-02     Dec-02    Jan-03    Feb-03     Mar-03    Apr-03    May-03     Jun-03    Jul-03     Total
                                       ------     ------    ------    ------     ------     ------    ------    ------     ------    ------    ------     ------    ------     -----
MORTGAGE BANKING (continued)
----------------------------
Servicing (3)
Volume                                 $382,973  $393,377  $406,011   $421,720   $435,331  $452,405  $469,152   $484,193  $502,079  $519,872   $537,198  $559,124  $576,670
Units                                 3,552,931  3,626,498 3,706,320 3,795,952  3,870,047  3,970,896 4,071,413 4,164,020  4,265,322 4,369,450 4,467,789  4,587,387 4,678,947

Subservicing Volume (4)                  $9,095   $10,897   $11,031    $11,101    $11,284   $11,138   $10,998    $11,040   $10,957   $11,464    $11,739   $11,518   $11,645

Prepayments in Full                      $8,523   $11,357   $12,819    $18,281    $16,913   $16,788   $15,568    $15,896   $18,588   $23,689    $21,249   $24,069   $33,361    $152,420

Bulk Servicing Acquisitions                $543       $57      $722       $293       $747      $102      $685       $713      $180      $386       $348      $321      $345      $2,978

Portfolio Delinquency - CHL (5)           4.48%     4.47%     4.64%      4.42%      4.57%     4.62%     4.24%      4.11%     3.77%     3.82%      3.82%     3.79%     3.78%
Foreclosures Pending - CHL (5)            0.54%     0.55%     0.54%      0.56%      0.57%     0.55%     0.55%      0.57%     0.53%     0.50%      0.49%     0.47%     0.46%

INSURANCE
---------
Net Premiums Earned
Carrier                                     $40       $44       $42        $47        $43       $49       $51        $44       $48       $40        $50       $47       $54        $334
Reinsurance                                  $7        $7        $8         $8         $9        $8        $9         $9       $10       $10        $11       $10       $11         $70

CAPITAL MARKETS
---------------
Securities Trading Volume (6)          $162,382  $176,573  $206,263   $233,930   $196,180  $178,588  $212,338   $186,263  $241,436  $238,706   $278,016  $295,132  $326,751  $1,778,642

BANKING
-------
Assets held by Treasury Bank               $3.7      $3.8      $4.5       $5.0       $5.3      $5.1      $6.5       $7.3      $8.9     $10.1      $11.8     $13.1     $14.1
(billions)

Workforce Head Count: (7)
Loan Originations                        11,552    12,246    13,267     14,321     15,027    15,507    15,887     16,351    17,074    17,941     18,575    19,780    20,903
Loan Servicing                            4,839     4,858     4,834      4,931      5,036     5,154     5,217      5,350     5,555     5,774      5,821     5,874     6,003
Loan Closing Services                       786       870       932      1,018      1,038     1,042     1,042      1,023     1,032     1,052      1,072     1,090     1,115
Insurance                                 1,722     1,741     1,728      1,684      1,672     1,625     1,699      1,682     1,694     1,713      1,740     1,738     1,819
Capital Markets                             355       351       356        356        364       369       376        381       388       391        402       420       429
Global Operations                         1,470     1,382     1,326      1,367      1,356     2,171     2,177      2,169     2,120     2,069      1,999     1,928     1,898
Banking                                     277       352       474        531        546       554       663        680       749       779        775       822       876
Corporate Overhead & Other                2,588     2,649     2,710      2,765      2,837     2,850     2,812      2,844     2,927     2,990      3,038     3,126     3,270
                                      ---------- --------- --------- ---------- ---------- --------- --------- ---------- --------- --------- ---------- --------- ---------
                                         23,589    24,449    25,627     26,973     27,876    29,272    29,873     30,480    31,539    32,709     33,422    34,778    36,313
                                      ========== ========= ========= ========== ========== ========= ========= ========== ========= ========= ========== ========= =========
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.
(7)	Head Count includes full-time employees, contract, and temporary help.